UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  May 10, 2006
                Date of report (date of earliest event reported)

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                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)
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          Delaware                     0-24073                  13-3817344
 (State or Other Jurisdiction   (Commission File Number)      (IRS Employer
    of Incorporation)                                       Identification No.)

                5030 Bradford NW, Suite 210, Huntsville, AL 35805
                    (Address of Principal Executive Offices)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                  4940-A Corporate Drive, Huntsville, AL 35805
          (Former Name or Former address, if Changed Since Last Report)

                                  -------------


Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14D-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement.

      On May 10, 2006, the Company entered into a $4.5 million line of credit with First Commercial Bank in Huntsville, Alabama, an affiliate of Synovus Financial Corporation. The line which matures on May 5, 2007, is to be used primarily for working capital and to finance the performance of government contracts. Under the terms of the agreement, the Company may borrow up to $4.5 million under the revolving line of credit, if certain conditions are met.

      The loan agreement, note and security agreements, each dated May 10, 2006 among First Commercial Bank of Huntsville and the Company, for a $4.5 million revolving line of credit, a form of which were filed with the Commission on May 15, 2006 as exhibit 10.3 to the Company's quarterly report on Form 10-QSB (File No. 0-24073), are incorporated herein by reference.

      On May 12, 2006, the Company issued a press release announcing the signing of the $4.5 million line of credit. A copy of the press release is attached hereto as Exhibit 99.2.

Section 2 - Financial Information

Item 2.02    Results of Operations and Financial Condition.

     On May 10, 2006, the Company issued a press release containing information regarding its operations and financial condition for the first quarter period ended March 31, 2006.

     A copy of the press release is attached hereto as Exhibit 99.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant..

     See Item 1.01 which is incorporated herein by reference.



Section 9 - Financial Statements Exhibits

Item 9.01   Financial Statements and Exhibits
 (c)       Exhibits
       Exhibit No.         Description

       10.3* Loan Agreement, note and security agreements, each dated May 10, 2006 among First Commercial Bank of Huntsville and the Company, for a $4.5 million revolving line of credit.


      99.1** Press  release  dated May 10, 2006,  issued by Digital  Fusion,
             Inc.

      99.2** Press release dated May 12, 2006, issued by Digital Fusion, Inc.

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*   Incorporated by reference.
** Filed herewith.

                                                     SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2006

                      DIGITAL FUSION, INC.



                      By:  /s/ Elena I. Crosby
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                      Elena I. Crosby, Corporate Secretary

                                  EXHIBIT INDEX


       10.3* Loan Agreement, note and security agreements, each dated May 10, 2006 among First Commercial Bank of Huntsville and the Company, for a $4.5 million revolving line of credit.


      99.1** Press  release  dated May 10, 2006,  issued by Digital  Fusion,
             Inc.

      99.2** Press release dated May 12, 2006, issued by Digital Fusion, Inc.

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*   Incorporated by reference.
** Filed herewith.